                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


           KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Common Stock, Stock Purchase Contracts and Stock Purchase Units of Owens Corning (collectively, the "Securities"), to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 24th day of July, 1997.
                                              /s/ Glen H. Hiner
                                             -----------------------------------

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Subordinated Debt Securities of Owens Corning and Guarantees by Owens Corning (collectively, the "Securities") with respect to the Preferred Securities of certain statutory business trusts, to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 24th day of July, 1997.
                                              /s/ Glen H. Hiner
                                             -----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


           KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Common Stock, Stock Purchase Contracts and Stock Purchase Units of Owens Corning (collectively, the "Securities"), to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 22nd day of July, 1997.
                                             /s/ David W. Devonshire
                                             -----------------------------------

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Subordinated Debt Securities of Owens Corning and Guarantees by Owens Corning (collectively, the "Securities") with respect to the Preferred Securities of certain statutory business trusts, to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 22nd day of July, 1997.
                                             /s/ David W. Devonshire
                                             -----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


           KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Common Stock, Stock Purchase Contracts and Stock Purchase Units of Owens Corning (collectively, the "Securities"), to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 23rd day of July, 1997.
                                              /s/ Steven J. Strobel
                                             -----------------------------------

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Subordinated Debt Securities of Owens Corning and Guarantees by Owens Corning (collectively, the "Securities") with respect to the Preferred Securities of certain statutory business trusts, to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 23rd day of July, 1997.
                                              /s/ Steven J. Strobel
                                             -----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


           KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Common Stock, Stock Purchase Contracts and Stock Purchase Units of Owens Corning (collectively, the "Securities"), to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 21st day of July, 1997.
                                              /s/ Norman P. Blake, Jr.
                                             -----------------------------------

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Subordinated Debt Securities of Owens Corning and Guarantees by Owens Corning (collectively, the "Securities") with respect to the Preferred Securities of certain statutory business trusts, to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 21st day of July, 1997.
                                              /s/ Norman P. Blake, Jr.
                                             -----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


           KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Common Stock, Stock Purchase Contracts and Stock Purchase Units of Owens Corning (collectively, the "Securities"), to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 16th day of July, 1997.
                                              /s/ Gaston Caperton
                                             -----------------------------------

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Subordinated Debt Securities of Owens Corning and Guarantees by Owens Corning (collectively, the "Securities") with respect to the Preferred Securities of certain statutory business trusts, to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 16th day of July, 1997.
                                             /s/ Gaston Caperton
                                             -----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


           KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Common Stock, Stock Purchase Contracts and Stock Purchase Units of Owens Corning (collectively, the "Securities"), to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 17th day of July, 1997.
                                              /s/ Leonard S. Coleman, Jr.
                                             -----------------------------------

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Subordinated Debt Securities of Owens Corning and Guarantees by Owens Corning (collectively, the "Securities") with respect to the Preferred Securities of certain statutory business trusts, to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 17th day of July, 1997.
                                              /s/ Leonard S. Coleman, Jr.
                                             -----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


           KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Common Stock, Stock Purchase Contracts and Stock Purchase Units of Owens Corning (collectively, the "Securities"), to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 16th day of July, 1997.
                                             /s/ William W. Colville
                                             -----------------------------------

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Subordinated Debt Securities of Owens Corning and Guarantees by Owens Corning (collectively, the "Securities") with respect to the Preferred Securities of certain statutory business trusts, to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 16th day of July, 1997.
                                             /s/ William W. Colville
                                             -----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


           KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Common Stock, Stock Purchase Contracts and Stock Purchase Units of Owens Corning (collectively, the "Securities"), to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 18th day of July, 1997.
                                             /s/ John H. Dasburg
                                             -----------------------------------

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Subordinated Debt Securities of Owens Corning and Guarantees by Owens Corning (collectively, the "Securities") with respect to the Preferred Securities of certain statutory business trusts, to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 18th day of July, 1997.
                                             /s/ John H. Dasburg
                                             -----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


           KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Common Stock, Stock Purchase Contracts and Stock Purchase Units of Owens Corning (collectively, the "Securities"), to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 16th day of July, 1997.
                                             /s/ Landon Hilliard
                                             -----------------------------------

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Subordinated Debt Securities of Owens Corning and Guarantees by Owens Corning (collectively, the "Securities") with respect to the Preferred Securities of certain statutory business trusts, to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 16th day of July, 1997.
                                             /s/ Landon Hilliard
                                             -----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


           KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Common Stock, Stock Purchase Contracts and Stock Purchase Units of Owens Corning (collectively, the "Securities"), to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 17th day of July, 1997.
                                             /s/ Sir Trevor Holdsworth
                                             -----------------------------------

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Subordinated Debt Securities of Owens Corning and Guarantees by Owens Corning (collectively, the "Securities") with respect to the Preferred Securities of certain statutory business trusts, to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 17th day of July, 1997.
                                             /s/ Sir Trevor Holdsworth
                                             -----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


           KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Common Stock, Stock Purchase Contracts and Stock Purchase Units of Owens Corning (collectively, the "Securities"), to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 16th day of July, 1997.
                                             /s/ Jon M. Huntsman, Jr.
                                             -----------------------------------

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Subordinated Debt Securities of Owens Corning and Guarantees by Owens Corning (collectively, the "Securities") with respect to the Preferred Securities of certain statutory business trusts, to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 16th day of July, 1997.
                                             /s/ Jon M. Huntsman, Jr.
                                             -----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


           KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Common Stock, Stock Purchase Contracts and Stock Purchase Units of Owens Corning (collectively, the "Securities"), to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 17th day of July, 1997.
                                             /s/ Ann Iverson
                                             -----------------------------------

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Subordinated Debt Securities of Owens Corning and Guarantees by Owens Corning (collectively, the "Securities") with respect to the Preferred Securities of certain statutory business trusts, to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 17th day of July, 1997.
                                             /s/ Ann Iverson
                                             -----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


           KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Common Stock, Stock Purchase Contracts and Stock Purchase Units of Owens Corning (collectively, the "Securities"), to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 16th day of July, 1997.
                                             /s/ W. Walker Lewis
                                             -----------------------------------

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Subordinated Debt Securities of Owens Corning and Guarantees by Owens Corning (collectively, the "Securities") with respect to the Preferred Securities of certain statutory business trusts, to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 16th day of July, 1997.
                                             /s/ W. Walker Lewis
                                             -----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


           KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Common Stock, Stock Purchase Contracts and Stock Purchase Units of Owens Corning (collectively, the "Securities"), to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 17th day of July, 1997.
                                             /s/ Furman C. Moseley, Jr.
                                             -----------------------------------

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Subordinated Debt Securities of Owens Corning and Guarantees by Owens Corning (collectively, the "Securities") with respect to the Preferred Securities of certain statutory business trusts, to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 17th day of July, 1997.
                                             /s/ Furman C. Moseley, Jr.
                                             -----------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


           KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Common Stock, Stock Purchase Contracts and Stock Purchase Units of Owens Corning (collectively, the "Securities"), to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 17th day of July, 1997.
                                             /s/ W. Ann Reynolds
                                             -----------------------------------

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS: That the undersigned hereby constitutes and appoints David W. Devonshire, Michael I. Miller and Christian L. Campbell and each of them (with full power to act alone), the undersigned's true and lawful attorney and agent, with full power of substitution and resubstitution, in the name and on behalf of the undersigned, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable in compliance with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of Subordinated Debt Securities of Owens Corning and Guarantees by Owens Corning (collectively, the "Securities") with respect to the Preferred Securities of certain statutory business trusts, to be offered from time to time by Owens Corning (through underwriters or otherwise), including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in any and all capacities to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the Securities, to any and all amendments, including post-effective amendments, or supplements to such Registration Statement, to any additional Registration Statements to be filed pursuant to Rule 462(b) under the Act and to any and all instruments or documents filed as a part of, or in connection with, any Registration Statement referred to above or amendments or supplements thereto, and the undersigned hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

Signed this 17th day of July, 1997.
                                             /s/ W. Ann Reynolds
                                             -----------------------------------